UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 27, 2013

Greer Bancshares Incorporated

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-33021	57-1126200
(Commission File Number)	(IRS Employer Identification No.)

1111 W. Poinsett Street, Greer, South Carolina	29650
(Address of principal executive offices)	(Zip Code)

(864) 877-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On June 27, 2013, the Board of Directors of Greer Bancshares Incorporated (the "Company") approved the dismissal of Dixon Hughes Goodman LLP ("Dixon Hughes Goodman") as the Company's independent registered public accountant, effective as of June 27, 2013.

The reports of Dixon Hughes Goodman on the Company's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company's fiscal years ended December 31, 2012 and 2011, and through June 27, 2013, the date of Dixon Hughes Goodman’s dismissal, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Dixon Hughes Goodman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Dixon Hughes Goodman would have caused Dixon Hughes Goodman to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Dixon Hughes Goodman with a copy of this Form 8-K and requested that Dixon Hughes Goodman provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Dixon Hughes Goodman agrees with the above disclosures. A copy of Dixon Hughes Goodman’s letter, dated July 2, 2013, is attached as Exhibit 16.1 to this Form 8-K.

(b) Newly Appointed Independent Registered Public Accountant

On June 27, 2013, the Board of Directors approved the appointment of Elliott Davis LLC ("Elliott Davis") as the Company's independent registered public accounting firm to perform independent audit services beginning with the interim period ending June 30, 2013. During the Company's fiscal years ending December 31, 2012 and 2011 and through June 27, 2013, neither the Company, nor anyone on its behalf, consulted Elliott Davis regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, in any case where a written report or oral advice was provided to the Company by Elliott Davis that Elliott Davis concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit:

The following exhibit is filed as part of this report:

Exhibit Number

Description

16.1

        Letter of Dixon Hughes Goodman LLP, dated July 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREER BANCSHARES INCORPORATED

By:	/s/ J. Richard Medlock, Jr.
Name:	J. Richard Medlock, Jr.
Title:	Chief Financial Officer

Dated: July 2, 2013

EXHIBIT INDEX

Exhibit Number

Description

16.1

Letter of Dixon Hughes Goodman LLP, dated July 2, 2013.